Exhibit 10.4

Supplemental Agreement No. 56

to

Purchase Agreement No. 1951

(the Agreement)

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of August 12, 2010 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

WHEREAS, Boeing agrees to re-schedule the delivery of three (3) 737-900ER Aircraft originally scheduled to be delivered under the Agreement in April, May and June 2011 to January, April, and May 2015.  The Customer also wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing agrees to re-schedule the delivery of two (2) 737-700 Aircraft originally scheduled to be delivered under the Agreement in July and August 2012 to March and April 2012;

WHEREAS, Boeing agrees to re-schedule the delivery of four (4) 737-700 Option Aircraft originally scheduled to be delivered under the Agreement in January, February, March and April 2012 to September and December 2012 and February and April 2013;

WHEREAS, Customer wishes to exercise its [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer has previously agreed to allow Boeing to use certain aircraft for flight testing in accordance with Letter Agreement 6-1162-RCN-1890, and the parties wish to update Attachment 1 to that Letter Agreement;

WHEREAS, in consideration of Customer’s acceptance of Boeing’s request to reschedule the Aircraft, advance payments received August 2, 2010 in the amount of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] may be applied to the delivery invoice for the Aircraft with serial number 30132 scheduled to deliver August 16, 2010.  Any remaining advance payments received to date for rescheduled aircraft will be held without interest and will be applied against other advance payments for both 737 Aircraft and 787 aircraft as they become due.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 56.

1.2 Remove and replace, in their entirety, page T-2-2 and T-2-3 of Table 1 entitled “Aircraft Deliveries and Descriptions, Model 737-700 Aircraft”, with the revised page T-2-2, T-2-3 and T-2-4 of Table 1 attached hereto.

1.3 Remove and replace, in its entirety, page T-6-3 of Table 1 entitled the “Aircraft Deliveries and Descriptions, Model 737-900ER Aircraft”, with the revised page T-6-3 of Table 1 attached hereto.

1.4 Remove and replace, in its entirety, Attachment B to Letter Agreement 1951-9R20, “Option Aircraft Delivery, Description, Price, and Advance Payments”.

1.5 Incorporate Letter Agreement 6-1162-SEE-0326, Model 737 – Koito Seat Resolution, to document the Koito seat delay resolution, which shall be inserted into the Agreement after Letter Agreement 6-1162-RCN-1890;

1.6 Remove and replace, in its entirety, Attachment 1 to Letter Agreement 6-1162-RCN-1890 with the revised Attachment 1 to Letter Agreement 6-1162-RCN-1890, attached hereto.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                                                                CONTINENTAL AIRLINES, INC.

By:  /s/ Susan Englander                                           By: /s/ Jacques Lapointe

Its: Attorney-in-Fact                                                      Its: Senior Vice President- Procurement

		Page	SA
ARTICLES		Number	Number

1.	Subject Matter of Sale	1-1	SA 39

2.	Delivery, Title and Risk of Loss	2-1

3.	Price of Aircraft	3-1	SA 39

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA 39

8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA 39

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance, Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1	SA 39

15.	Miscellaneous	15-1

		Page	SA
TABLES		Number	Number

1.	Aircraft Deliveries and Descriptions – 737-500	T-1	SA 3

	Aircraft Deliveries and Descriptions – 737-700	T-2	SA 56

	Aircraft Deliveries and Descriptions – 737-800	T-3	SA 55

	Aircraft Deliveries and Descriptions – 737-600	T-4	SA 4

	Aircraft Deliveries and Descriptions – 737-900	T-5	SA 39

	Aircraft Deliveries and Descriptions – 737-900ER	T-6	SA 56

EXHIBITS

A-1	Aircraft Configuration – Model 737-724 (Aircraft delivering through July 2004)		SA 26

A-1.1	Aircraft Configuration – Model 737-724 (Aircraft delivering on or after August 2004)		SA 46

A-2	Aircraft Configuration – Model 737-824 (Aircraft delivering through July 2004)		SA 26

A-2.1	Aircraft Configuration – Model 737-824 (Aircraft delivering August 2004 through December 2007)		SA 41

A-2.2	Aircraft Configuration – Model 737-824 (Aircraft delivering January 2008 through July 2008)		SA 45

A-2.3	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver between August 2008 and October 2010)		SA 50

A-2.4	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver in or after November 2010)		SA 50

A-3	Aircraft Configuration – Model 737-624		SA 1

A-4	Aircraft Configuration – Model 737-524		SA 3

A-5	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 26

A-6	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 45

A-6.1	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 53

A-6.2	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 53

B	Product Assurance Document		SA 1

C	Customer Support Document – Code Two – Major Model Differences		SA 1

C1	Customer Support Document – Code Three – Minor Model Differences		SA 39

D
Aircraft Price Adjustments – New Generation
Aircraft (1995 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 1

D1	Airframe and Engine Price Adjustments – Current Generation Aircraft		SA 1

D2
Aircraft Price Adjustments – New Generation
Aircraft (1997 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 5

D3
Aircraft Price Adjustments - New
Generation Aircraft (July 2003 Base Price –
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 41

D4	Escalation Adjustment – Airframe and Optional Features [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 41

E	Buyer Furnished Equipment Provisions Document		SA 39

F	Defined Terms Document		SA 5

SA
LETTER AGREEMENTS		Number

1951-1	Not Used

1951-2R4	Seller Purchased Equipment	SA 39

1951-3R22	Option Aircraft-Model 737-824 Aircraft	SA 38

1951-4R1	Waiver of Aircraft Demonstration	SA 1

1951-5R3	Promotional Support – New Generation Aircraft	SA 48

1951-6	Configuration Matters

1951-7R1	Spares Initial Provisioning	SA 1

1951-8R2	Escalation Sharing – New Generation Aircraft	SA 4

1951-9R20	Option Aircraft-Model 737-724 Aircraft	SA 56

1951-11R1	Escalation Sharing-Current Generation Aircraft	SA 4

1951-12R7	Option Aircraft – Model 737-924 Aircraft	SA 32

1951-13	Configuration Matters – Model 737-924	SA 5

1951-14	Installation of Cabin Systems Equipment 737-924	SA 22
1951-15	Configuration Matters – Model 737-924ER	SA 39

SA
RESTRICTED LETTER AGREEMENTS		Number

6-1162-MMF-295	Performance Guarantees – Model 737-724 Aircraft

6-1162-MMF-296	Performance Guarantees – Model 737-824 Aircraft

6-1162-MMF-308R4	Disclosure of Confidential Information	SA 39

6-1162-MMF-309R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 1

6-1162-MMF-311R6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46

6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA 1

6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1	Performance Guarantees – Model 737-524 Aircraft	SA 3

6-1162-GOC-015R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 31

6-1162-GOC-131R10	Special Matters	SA 46

6-1162-DMH-365	Performance Guarantees – Model 737-924 Aircraft	SA 5

6-1162-DMH-624	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 8
6-1162-DMH-680	Delivery Delay Resolution Program	SA 9
6-1162-DMH-1020	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 14
6-1162-DMH-1035	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 15
6-1162-DMH-1054	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 16
6-1162-CHL-048	Rescheduled Aircraft Agreement	SA 26
6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA 30
6-1162-MSA-768	Performance Guarantees – Model 737-924ER Aircraft	SA 39
6-1162-SEE-133	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46
6-1162-SEE-0176R4	Record Option Proposals	SA 48
6-1162-SEE-0187	Passenger Service Unit Resolution	SA 50
6-1162-SEE-0225R1	Use of Aircraft – Carbon Brakes [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Testing	SA 50
6-1162-SEE-0263	Use of Aircraft – 737NG Performance Improvement Package Testing	SA 50

6-1162-RCN-1888	Use of Aircraft – Boeing 747-800 and 787 Flight Test Training	SA 53

6-1162-RCN-1890	Use of Aircraft for Testing	SA 56

6-1162-SEE-0326	Model 737 – Koito Seat Resolution	SA 56

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	October 10, 1996
Supplemental Agreement No. 2	March 5, 1997
Supplemental Agreement No. 3	July 17, 1997
Supplemental Agreement No. 4	October 10, 1997
Supplemental Agreement No. 5	May 21, 1998
Supplemental Agreement No. 6	July 30, 1998
Supplemental Agreement No. 7	November 12, 1998
Supplemental Agreement No. 8	December 7, 1998
Supplemental Agreement No. 9	February 18, 1999
Supplemental Agreement No. 10	March 19, 1999
Supplemental Agreement No. 11	May 14, 1999
Supplemental Agreement No. 12	July 2, 1999
Supplemental Agreement No. 13	October 13, 1999
Supplemental Agreement No. 14	December 13, 1999
Supplemental Agreement No. 15	January 13, 2000
Supplemental Agreement No. 16	March 17, 2000
Supplemental Agreement No. 17	May 16, 2000
Supplemental Agreement No. 18	September 11, 2000
Supplemental Agreement No. 19	October 31, 2000
Supplemental Agreement No. 20	December 21, 2000
Supplemental Agreement No. 21	March 30, 2001
Supplemental Agreement No. 22	May 23, 2001
Supplemental Agreement No. 23	June 29, 2001
Supplemental Agreement No. 24	August 31, 2001
Supplemental Agreement No. 25	December 31, 2001
Supplemental Agreement No. 26	March 29, 2002
Supplemental Agreement No. 27	November 6, 2002
Supplemental Agreement No. 28	April 1, 2003
Supplemental Agreement No. 29	August 19, 2003
Supplemental Agreement No. 30	November 4, 2003
Supplemental Agreement No. 31	August 20, 2004
Supplemental Agreement No. 32	December 29, 2004
Supplemental Agreement No. 33	December 29, 2004
Supplemental Agreement No. 34	June 22, 2005
Supplemental Agreement No. 35	June 30, 2005
Supplemental Agreement No. 36	July 21, 2005
Supplemental Agreement No. 37	March 30, 2006
Supplemental Agreement No. 38	June 6, 2006
Supplemental Agreement No. 39	August 3, 2006
Supplemental Agreement No. 40	December 5, 2006
Supplemental Agreement No. 41	June 1, 2007
Supplemental Agreement No. 42	June 13, 2007
Supplemental Agreement No. 43	July 18, 2007
Supplemental Agreement No. 44	December 7, 2007
Supplemental Agreement No. 45	February 20, 2008
Supplemental Agreement No. 46	June 25, 2008
Supplemental Agreement No. 47	October 30, 2008
Supplemental Agreement No. 48	January 29, 2009
Supplemental Agreement No. 49	May 1, 2009
Supplemental Agreement No. 50	July 23, 2009
Supplemental Agreement No. 51	August 5, 2009
Supplemental Agreement No. 52	August 31, 2009
Supplemental Agreement No. 53	December 23, 2009

Supplemental Agreement No. 54	March 1, 2010

Supplemental Agreement No. 55	March 31, 2010

Supplemental Agreement No. 56	August 12, 2010

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-2-2
Boeing Proprietary                                                                           SA56

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-2-3
Boeing Proprietary                                                                           SA56

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-2-4
Boeing Proprietary                                                                           SA56

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

T-6-3
       Boeing Proprietary                                                                           SA56

Attachment B to
Letter Agreement 1951-9R20
Option Aircraft Delivery, Descripton, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary                                                                                     SA56

Attachment B to
Letter Agreement 1951-9R20
Option Aircraft Delivery, Descripton, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary                                                                                     SA56

Attachment B to
Letter Agreement 1951-9R20
Option Aircraft Delivery, Descripton, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary                                                                                     SA56

Attachment to 6-1162-RCN-1890
Update No. 3
Aircraft No.	EWA No. *	Estimated Flight Test Hrs.	Actual Flight Test Hrs.	Scheduled Delivery Month	Revised Delivery Month	Test Program $ Value	Wheels, tires, brakes replaced?	Engines Borescoped?
3138/YJ571	Y3333-003 Y3232-008 Y3290-001 Y3242-021 Y3013-053 Y2227-004 Y3243-048	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		Jan-2010	Aug-2010	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	No	Yes
3138/YJ571	Y3243-046 Y3243-045	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		Jan-2010	Aug-2010	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	No	Yes
3138/YJ571	Y3243-050 Y3243-022 Y3230-024	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		Jan-2010	Aug-2010	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	No	Yes
3464/YR201	Y3243-051	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		Aug-2011	Aug-2011	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	No	N/A test engines will be installed on this aircraft

* EWA is the Boeing Engineering Work Authorization form number.  Such form contains the test description and will be provided to Customer concurrent with this attachment.

** Target delivery dates are TBD due to Koito Seat delays.  When more firm target delivery dates are known, they will be provided to Customer.

Approved by:

CONTINENTAL AIRLINES, INC.

By /s/ Jacques Lapointe

Its Senior vice President-Procurement

August 12, 2010
6-1162-SEE-0326

Continental Airlines, Inc.
1600 Smith Street HQSFM
Houston, TX  77002

Subject:	Model 737 - Koito Seat Delay Resolution

Reference:	1) Purchase Agreement No. 1951 dated July 23, 1996 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc.( the Customer).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           Koito Seat Delay.                                Customer’s 737-800 and 737-900ER Aircraft listed below have been configured with Koito seats.  Koito has been unable to deliver seats in order to support these deliveries.  Customer has executed multiple Master Changes which convert the SPE seat supplier from Koito to B/E and revise the aircraft configuration to support installation of B/E seats on these Aircraft (the Converted Aircraft):

#	Minor Model	Serial Number	Block Number	Contract Month	Target Delivery Month
1	-800	30132	YJ571	November 2009	August 2010
2	-800	31658	YJ572	November 2009	August 2010
3	-800	31662	YJ573	December 2009	August 2010
4	-800	31660	YJ574	December 2009	August 2010
5	-800	37101	YJ576	January 2010	August 2010
6	-800	31642	YJ575	February 2010	August 2010
7	-800	31659	YJ577	March 2010	August 2010
8	-800	38700	YJ578	April 2010	August 2010
9	-800	.38701	YJ579	May 2010	August 2010
10	-900ER	31655	YH131	June 2010	December 2010
11	-900ER	31643	YH132	July 2010	December 2010
12	-800	31652	YR202	December 2010	December 2010

2.           Purchase and Installation of Interim Seats.  In order to deliver the Converted Aircraft to Customer, Boeing agrees to procure and install B/E Aerospace seats, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer agrees to facilitate reasonable requests from Boeing to perform testing on future aircraft deliveries to Customer, provided such testing does not materially impact the delivery date, value, utility or configuration of the aircraft.

3.           Non-Traditional BFE Door.  Notwithstanding the return language in paragraph 1 of Letter Agreement 6-1162-MSA-435 regarding Customer’s Non-Traditional BFE Door, Customer agrees to remove and ship, with AOG priority, the Non-Traditional BFE Doors within two days after delivery of each of the Converted Aircraft to Customer.

4.           Converted Aircraft Storage.  Boeing will store the Converted Aircraft from production rollout until the flyaway dates detailed in Article 7(the Storage Period) under the terms and conditions set forth in this paragraph.

During the Storage Period, Boeing shall store or cause the Converted Aircraft to be held in storage in accordance with the then current version of Boeing Document No. D6-25419-1, entitled Aircraft Storage Requirements, as it may be modified from time to time to take into account storage locations and storage conditions (Storage Procedures).  Boeing shall perform or cause to be performed all work associated with storage of the Converted Aircraft in accordance with the Storage Procedures and under the authority granted by the FAA to Boeing or a third party repair station facility.  Customer acknowledges that the data in the Storage Procedures is proprietary to Boeing and as such, is subject to the terms and conditions of the Purchase Agreement regarding protection of Proprietary Information.

The Storage Procedures shall be such as to preserve and protect the Converted Aircraft to the extent practical given the fact that the Converted Aircraft and its systems will be in a storage environment.  Customer acknowledges that during the storage period some degree of deterioration may occur, including without limitation in the Converted Aircraft exterior (painted and unpainted surfaces), seals, and in the general condition of the Converted Aircraft, that prudent storage precautions and procedures may not be able to mitigate.  At the time Boeing makes the stored Converted Aircraft available for delivery to Customer, Customer agrees to accept delivery of the Converted Aircraft with such deterioration as may have occurred to the Converted Aircraft during the storage period.  Prior to delivery of the Converted Aircraft, designated Customer representatives may inspect the Converted Aircraft in accordance with Article 9.2 of the Purchase Agreement.  Any deterioration deemed to be in excess of acceptable deterioration will be addressed via standard delivery processes, subject to discussion between Boeing and Customer.

Except to the extent provided in this Letter Agreement (including in this Article and Attachment A), the parties agree that the risk of loss of, or damage to, the Converted Aircraft shall remain with Boeing until, and shall pass from Boeing to the Customer upon, delivery of the Converted Aircraft to the Customer.  In the event of partial damage to the Converted Aircraft during the storage period, if in Boeing’s reasonable discretion the damage is repairable and if Boeing elects to repair the Converted Aircraft, such repair shall be to and in accordance with Boeing's commercial engineering and repair practices and standards.  If, during the storage period and prior to delivery of Aircraft the Converted Aircraft is destroyed or suffers damage beyond economic repair, Article 6.3 (Aircraft Damaged Beyond Repair) of the Purchase Agreement will apply.  If the Converted Aircraft is destroyed or suffers damage beyond economic repair after delivery of the Aircraft to Customer and before the Aircraft is ferried to Customer’s maintenance base, then Customer will retain the risk of loss of or damage to the Aircraft or loss of use thereof.  Customer hereby releases and relieves Boeing, its directors, officers, agents, employees, invitees and contractors, and waives its entire claim of recovery for loss or damage to the Converted Aircraft (including without limitation loss of use thereof and any incidental or consequential damages of any kind suffered by Customer) made available for or used in operations pursuant to this Agreement whether or not such loss or damage is due to the negligence of Boeing, Customer or any third party.  Customer shall cause its Hull Insurer of such Aircraft to waive all right of subrogation against Boeing, its directors, officers, agents, employees, invitees and contractors.

4.1           Aircraft and Engine Changes.

During the Storage Period, Boeing shall monitor and document any applicable service bulletins and/or airworthiness directives issued by the applicable regulatory agency against the Converted Aircraft (Changes or Orders) and will review and discuss with Customer whether incorporation or implementation of any work is required on the Converted Aircraft or engines during or at the end of the storage period as a result of such Changes or Orders.  If requested by Customer, and at Customer’s option, Boeing shall, either (a) incorporate any Changes or Orders prior to the delivery of the Converted Aircraft at Boeing’s sole cost and expense or (b) compensate Customer for the cost of incorporating any Changes or Orders on the Converted Aircraft

4.2           Aircraft Storage Documentation.

At time of delivery of the Converted Aircraft, Boeing will provide Customer with all documentation related to the storage of the Converted Aircraft, including but not limited to the following documentation:  (i) records related to storage, maintenance and modification of the Converted Aircraft; and (ii) updated technical documentation reflecting compliance with mandatory airworthiness directives of the applicable regulatory agency as mutually agreed to.

5.           Delivery.

Boeing will make the Converted Aircraft available for delivery to Customer, and Customer will accept delivery of the Converted Aircraft, according to the schedule provided in paragraph 1.0 (the Delivery Date).

If the Interim Seats do not arrive in time to support these Delivery Dates, Customer hereby agrees to accept delivery of these Converted Aircraft without seats installed, no later than August 31, 2010.

So long as there is no Customer default under the Purchase Agreement, then the Aircraft Basic Price shall escalate to the month of delivery as set out in Table 1 to the Purchase Agreement.

6.           Flyaway.                      Customer shall use reasonable efforts to fly the Converted Aircraft away immediately following delivery, except in the event that the Interim Seats are not available to support the delivery.  In this event, Boeing will continue to store the Converted Aircraft until the Interim Seats arrive, and will install the Interim Seats on the Converted Aircraft after delivery.  Customer shall use reasonable efforts to fly the Converted Aircraft away no later than three calendar days after installation of Interim Seats (Current schedule reflects that installation for Converted Aircraft 8 and 9 as listed in Article 1 will be complete on September 1st and 2nd, respectively).  Airplanes during this period will be held in storage in accordance with this Letter Agreement.  If Customer requests, and Boeing agrees, to store any of the Converted Aircraft beyond the currently scheduled flyaway dates, a modification to this Letter Agreement will be negotiated between Boeing and Customer to document the terms and conditions of such storage.

7.           Permanent Seat Solution.

7.1.           Customer will be solely responsible for the costs of purchasing and installing any alternate seats after delivery of the Converted Aircraft, including but not limited to, all labor costs, except that:

(i)
Boeing agrees to provide Service Bulletins (Service Bulletins) to support installation of the permanent seat solutions, using seats that have been previously certified on a CAL 737NG Aircraft in production, with further ground rules and assumptions to be defined in the respective Service Bulletin Proposals.

(ii)
Boeing agrees to store the parts identified in Attachment 1 to this Letter Agreement that were removed from the Converted Aircraft prior to Delivery (the Removed Parts) and will deliver them with the service bulletin kits.  If the Removed Parts are required prior to release of the service bulletin kits, Customer must provide 30 days’ notice for Boeing to obtain the Removed Parts from storage and prepare them for delivery to Customer.

For the avoidance of doubt, upon the delivery of each Converted Aircraft to Customer, the price of the Converted Aircraft shall not include any cost associated with the Interim Seats or permanent seats.

7.2.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.           Exclusive Remedy.     Customer agrees that Boeing’s undertakings herein constitute complete and total compensation for all of Customer’s costs associated with the conversion of the SPE seat supplier for the Converted Aircraft.

9.           Confidential Treatment.     Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential.  Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required by law.

Very truly yours,

THE BOEING COMPANY

By /s/ Susan Englander

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:   August 12, 2010

CONTINENTAL AIRLINES INC.

By   /s/ Jacques Lapointe

Its: Senior Vice President-Procurement

Attachment 1 to Letter Agreement 6-1162-SEE-0326

Removed Parts:

DESCRIPTION	PART NUMBER	BFE/SPE/SFE	QTY PER A/P

LH class divider assy	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SPE	1
RH class divider assy		SPE	1
Connector		SPE	2
Wire harness assy, tee output		SPE	1
Seat to seat cable		SPE	4
Seat to seat cable		SPE	2
Seat to seat cable		SPE	2
Seat to seat cable		SPE	2
Seat to sidewall cable		SPE	4
Seat to sidewall cable		SPE	1
Floor mounted stowage		SFE	1
Seat-seat-sidewall-seat cable		SPE	12
Seat-seat-sidewall-seat cable		SPE	10
Seat-seat-sidewall-seat cable		SPE	2
Seat-seat-sidewall-seat cable		SPE	2
Term cap, J1		SPE	4
PSU spacer panel		SFE	1
PSU spacer panel
PSU spacer panel		SFE	2
PSU spacer panel		SFE	4
PSU spacer panel		SFE	1
Closeout seal		SFE	1

Reference:
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

August 5, 2010